SEVENTH AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
                            DATED FEBRUARY 13, 1997
                                BY AND BETWEEN
         VESTAR DEVELOPMENT CO., an Arizona corporation, ("PURCHASER")
                                      and
                 GLENDALE FASHION CENTER LIMITED PARTNERSHIP,
                 an Illinois limited partnership ("SELLER")

                                   RECITALS

     A. The parties have entered into the above-described Agreement of Purchase and Sale, as amended by the First through Sixth Amendments ("Agreement").

     B. The parties now wish to further amend the Agreement in the manner set forth below.

     1. The reference to the date of February 15, 1997 in the first line of the last paragraph of Paragraph 3 of the Fifth Amendment, dated December 18, 1996 (which date was amended to be February 22, 1997 pursuant to the Sixth Amendment) is hereby changed to February 28, 1997.

     2. The first sentence of paragraph 8 of the Agreement, which was amended by paragraph 6 of the Fifth Amendment, is deleted, and the following is substituted therefor.

The closing of this transaction (the "Closing") shall be on March 31, 1997 at the office of Title Insurer, Los Angeles, California, at which time Seller shall deliver possession of the Property to Purchaser.

     3. Except as modified herein, the Agreement, as amended by this Amendment, shall remain in full force and effect.

     4. The effective day of this amendment is February 22, 1997.

                              SELLER:  GLENDALE FASHION CENTER LIMITED
                              PARTNERSHIP, an Illinois limited partnership

                              By:  Glendale Fashion Center Partners, Inc.,
                              an Illinois corporation, its general partner

                              By:   /s/ John K. Powell, Jr.
                                   -----------------------------------
                              Name:     John K. Powell, Jr.
                                   -----------------------------------
                              Its:      Senior Vice President
                                   -----------------------------------

                              PURCHASER:  VESTAR DEVELOPMENT CO.,
                              an Arizona corporation

                              By:   /s/ Lee T. Hanley
                                   -----------------------------------
                              Name:     Lee T. Hanley
                                   -----------------------------------
                              Its:      President
                                   -----------------------------------